[Exhibit 10.4(a)]

FIRST AMENDMENT TO LEASE

This First Amendment to Lease is dated this 18th day of May, 2007 and is by and between WORCESTER CITY CAMPUS CORPORATION, a Massachusetts corporation ("Successor Landlord") and ADVANCED MICROSENSORS, INC., a Delaware corporation ("Tenant").

WHEREAS, Maxtor Realty Corporation ("Initial Landlord") entered into a lease dated as of July 1, 2006 ("Lease") with Tenant, for a portion of Initial Landlord's property located at 333 South Street, Shrewsbury, Massachusetts and known as Building 2 (the "Building");

WHEREAS, Initial Landlord conveyed the Building to Successor Landlord by deed recorded with the Worcester District Registry of Deeds in Book 40996, Page 352.

WHEREAS, Tenant desires to reduce the area leased within the Building, vacating a portion of what is leased and leasing other space within the Building;

WHEREAS, Successor Landlord is willing to accommodate Tenant based on certain terms and conditions;

NOW THEREFORE, Successor Landlord and Tenant agree as follows:

1.           On or before June 2, 2007 ("Trigger Date"), Tenant shall surrender that portion of Tenant's Premises identified as Mod 6-2 consisting of 11,085 RSF and Mod 9-2 consisting of 11,833 RSF both locations located on the upper floor of the Building (collectively the "Vacated Premises") in accordance with Section 17 of the Lease as if the Trigger Date is the Termination Date of the Lease for the Vacated Premises.

2.           As of the Trigger Date, Tenant shall lease and occupy that portion of the Building identified as Mod 6-2 on the bottom floor of the Building consisting of 9,892 RSF and shown on Exhibit A attached hereto ("New Premises").

3.           The Vacated Premises shall be deleted from the definition of Premises and the New Premises shall be added to the definition of Premises, such that the definition of Premises as set forth in Section II.D. of the Lease as of the Trigger Date is as follows:

"Premises: that part of the Building outlined on Exhibit A, containing approximately 51,657 rentable square feet ("RSF"). The Premises consist of: (1) Mod 1-1 (lab), containing 2,944 RSF, (2) Mod 11-1 (lab), containing 1,906 RSF, (3) Mod 10-1 (clean room), containing 12,302 RSF, (4) Mod 11-1 (clean room), containing 10,130 RSF,

(5) Mod 7-1 (clean room), containing 10,434 RSF, (6) Mod 6-2 (bottom floor) (office) containing 9,892 RSF, (7) Mod 1-2 (lab), containing 1,745 RSF, and (8) Mod 11-2 (lab), containing 2,304 RSF."

4.           Exhibit A to the Lease is hereby deleted and replaced with Exhibit A attached hereto.

5.           Base Rent for the office space portion (9,892 RSF) of the Premises, shall commence in accordance with Section II.H. ofthe Lease, on July 1, 2007 at the rate of $5 .56 per RSF ($54,999.52 yr and $4,583.29 monthly) and adjust from time to time thereafter as set forth in Section II.H.

6.           As of the Trigger Date, the definition of Tenant's Proportionate Share as set forth in Section II.I of the Lease is as follows:

"Tenant's Proportionate Share: Tenant's Proportionate Share of the office space shall be a fraction, the numerator of which is 9,892 and the denominator of which is 40,713. Tenant's Proportionate Share of the lab and clean room space shall be a fraction, the numerator of which is 41,765 and the denominator of which is 102,995."

7.           As of the First Amendment to Lease, the definition of Landlord's Notice Address as set forth in Section ILK. of'the Lease is as follows:

"Landlord's Notice Address:   Worcester City Campus Corporation
Attention: Paul Casey, Director Planning &
Property Management
UMass Medical
School 55 Lake
Avenue North
Worcester, MA
01655

With a copy to:

Peter J. Dawson,
Esq. Mirick
O'Connell 100
Front Street
Worcester, MA 01608-1477"

8.           As of April 30,2007, Successor Landlord has provided access to Tenant to the New Premises for purposes of wiring, furniture setup, phone and data connections. All costs associated with any such work and any other renovations, and all costs associated with the relocation to the New Premises shall be at Tenant's sole cost and expense.

9.           The Tenant shall reimburse the Successor Landlord, within twenty (20) days of Tenant's receipt of an invoice, as Additional Rent, for all reasonable legal fees and costs incurred by Successor Landlord in connection with this First Amendment to Lease.

10.           On or before the Trigger Date, Tenant shall provide a Certificate of Insurance consistent with Section 18 of the Lease naming Successor Landlord as an additional insured.

11.           Capitalized terms not defined herein are as defined in the Lease.

12.           Except as amended by this First Amendment to Lease, the Lease remains in full force and effect.

IN WITNESS WHEREOF, this First Amendment is executed as of the date first written above.

TENANT		SUCCESSOR LANDLORD

ADVANCED MICROSENSORS, INC.		WORCESTER CITY CAMPUS CORPORATION

By:	/s/	By:	/s/
	Timothy Stucchi President		Richard Stanton, President